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                                                                    EXHIBIT 99.1


         I hereby consent to being identified as a director designee in the Registration Statement on Form S-1 of Commercial Vehicle Group, Inc., and all pre and post-effective amendments thereto.

                                                  /s/ Eric J. Rosen
                                                  ---------------------------
                                                  Eric J. Rosen

Date:  May 20, 2004